Marathon Patent Group Announces First Quarter 2019 Financial Results

LAS VEGAS, May X, 2019 (GLOBE NEWSWIRE) — Marathon Patent Group, Inc. (NASDAQ:MARA) (“Marathon” or “Company”), today announced its operating results for the three months ended March 31, 2019, as published in its Form 10-Q filed today with the Securities and Exchange Commission.

Operating Results for the Quarter Ended March 31, 2019

●	Revenues of $230,694 during the three months ended March 31, 2019 compared to $239,967 during the three months ended March 31, 2018.

●	Operating loss improved to $984,909 (inclusive of non-cash expenses) for the quarter ended March 31, 2019 compared to an operating loss of $1.8 million (inclusive of non-cash expenses) quarter ended March 31, 2018.

●	GAAP net loss improved to $(0.16) per basic and diluted share for the quarter ended March 31, 2019 compared to $(0.63) for the quarter ended March 31, 2018.

●	Net cash used in operating activities decreased from $5.9 million for the three months ended March 31, 2018 to $811,136 during the three months ended March 31, 2019. The net cash used in operating activities plus revenue generated from the sale of digital currencies of $224,449 results in total cash used by the Company for the three months ended March 31, 2019 of $586,687.

●	The Company had approximately $2 million of cash and cash equivalents as of March 31, 2019.

Merrick Okamoto, Chief Executive Officer, stated, “We’re pleased to show significant financial improvement on a year over year basis including significant reductions in our operating costs, While recent improvements in the price of Bitcoin are clearly beneficial to our ongoing mining operations and should benefit our financial performance in our Q2, we continue to seek potential acquisition opportunities that we deem to offer the best opportunity for appreciation for our shareholders.”

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Safe Harbor” below.

Forward-Looking Statements

Statements made in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

CONTACT INFORMATION

Name: Jason Assad
Phone: 678-570-6791
Email: Jason@marathonpg.com

	March 31, 2019	December 31,2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,964,484	$2,551,171
Digital currencies	5,637	-
Prepaid expenses and other current assets	309,501	464,006
Total current assets	2,279,622	3,015,177

Other assets:
Property and equipment, net of accumulated depreciation and impairment charges of $4,476,292 and $4,338,931 for March 31, 2019 and December 31, 2018, respectively	897,214	1,034,575
Right-of-use assets	358,332	-
Intangible assets, net of accumulated amortization of $83,039 and $65,245 for March 31, 2019 and December 31, 2018, respectively	1,126,961	1,144,755
Total other assets	2,382,507	2,179,330
TOTAL ASSETS	$4,662,129	$5,194,507

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$1,168,469	$1,235,444
Current portion of lease liability	80,971	-
Warrant liability	76,817	39,083
Convertible notes payable	999,106	999,106
Total current liabilities	2,325,363	2,273,633
Long-term liabilities
Lease liability	178,574	-
Total long-term liabilities	178,574	-
Total liabilities	2,503,937	2,273,633

Commitments and Contingencies

Stockholders’ Equity:
Preferred stock, $0.0001 par value, 50,000,000 shares authorized, no shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	-	-
Common stock, $0.0001 par value; 200,000,000 shares authorized; 6,385,405 and 6,379,992 issued and outstanding at March 31, 2019 and December 31, 2018, respectively	639	638
Additional paid-in capital	105,743,575	105,461,396
Accumulated other comprehensive loss	(450,719)	(450,719)
Accumulated deficit	(103,135,303)	(102,090,441)
Total stockholders’ equity	2,158,192	2,920,874
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,662,129	$5,194,507

	For the three months ended
	March 31,
	2019	2018
Revenues
Cryptocurrency mining revenue	$230,694	$199,582
Other revenue	-	40,385
Total revenues	230,694	239,967

Operating costs and expenses
Cost of revenue	508,640	267,709
Compensation and related taxes	486,687	413,118
Consulting fees	20,000	38,203
Professional fees	85,033	804,286
General and administrative	115,243	563,716
Total operating expenses	1,215,603	2,087,032
Operating loss	(984,909)	(1,847,065)
Other income (expenses)
Other income (expenses)	(9,437)	2,454
Foreign exchange loss	(11,873)	(15,332)
Realized loss on sale of digital currencies	(608)	(11,067)
Change in fair value of warrant liability	(37,734)	1,453,257
Amortization of debt discount	-	(1,944,772)
Interest income	12,016	-
Interest expense	(12,317)	(40,295)
Total other expenses	(59,953)	(555,755)
Net loss	$(1,044,862)	$(2,402,820)

Net loss per share, basic and diluted:	$(0.16)	$(0.63)
Weighted average shares outstanding, basic and diluted:	6,338,418	3,805,684

Net loss	$(1,044,862)	$(2,402,820)
Other comprehensive income:
Unrealized gain on foreign currency translation	-	15
Comprehensive loss attributable to Marathon Patent Group, Inc.	$(1,044,862)	$(2,402,805)

	For the three months ended
	March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,044,862)	$(2,402,820)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation	137,361	232,006
Amortization of patents and website	17,794	12,120
Realized loss on sale of digital currencies	608	11,067
Change in fair value of warrant liability	37,734	(1,453,257)
Stock based compensation	282,180	329,525
Amortization of debt discount	-	1,944,772
Amortization of right-of-use assets	21,795	-
Bad debt allowance	-	6,826
Changes in operating assets and liabilities:
Digital currencies	(230,694)	(199,582)
Lease liability	(21,441)	-
Litigation liability	-	(2,150,000)
Prepaid expenses and other assets	55,364	(91,183)
Accounts payable and accrued expenses	(66,975)	110,104
Net cash used in operating activities	(811,136)	(3,650,422)
CASH FLOWS FROM INVESTING ACTIVITIES
Sale of digital currencies	224,449	120,470
Acquisition of patents	-	(250,000)
Purchase of property and equipment	-	(5,800,629)
Net cash provided by (used in) investing activities	224,449	(5,930,159)

Effect of foreign exchange rate changes	-	15

Net decrease in cash and cash equivalents	(586,687)	(9,580,566)
Cash and cash equivalents — beginning of period	2,551,171	14,948,529
Cash and cash equivalents — end of period	$1,964,484	$5,367,963

Supplemental schedule of non-cash investing and financing activities:
Par value adjustment due to reverse split	$1	$-
Conversion of Series E Preferred Stock to common stock	$-	$357
Par value adjustment due to reverse split	$-	$960,000
Common stock issued for note conversion	$-	$2,095,588
Restricted stock issuance	$-	$39
Warrants exercised into common shares	$-	$55,791